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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       August  10, 2006
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                          Russ Berrie and Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                         1-8681                22-1815337
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(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
 of Incorporation)                                           Identification No.)



                   111 Bauer Drive, Oakland, New Jersey 07436
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (201) 337-9000
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of August 9, 2006, investment entities and accounts managed and advised by Prentice Capital Management, L.P. ("Prentice") purchased 4,399,733 shares of the common stock ("Common Stock") of Russ Berrie and Company, Inc. (the "Company") from The Russell Berrie Foundation (the "Foundation"), pursuant to a share purchase agreement with the Foundation, at a per share price of $11.30, for an aggregate purchase price of $49,716,982.90. Also as of August 9, 2006, D.E. Shaw Laminar Portfolios, L.L.C. ("Laminar") purchased 4,399,733 shares of Common Stock from the Foundation pursuant to a share purchase agreement with the Foundation, at a per share price of $11.30, for an aggregate purchase price of $49,716,982.90. The total of 8,799,466 shares of Common Stock purchased by the Prentice entities and Laminar as described above (collectively, the "Purchases"), represent approximately 42.2% of the Company's outstanding shares, and all shares of Common Stock owned by the Foundation. The Foundation became the holder of all Common Stock held by the Estate of the late Russell Berrie, the Company's founder, and a related trust, earlier this year. The Company was not a party to either share purchase agreement nor did it receive any of the proceeds from the Purchases.

In connection with the Purchases, the Company entered into an Investors' Rights Agreement (the "IRA"), dated as of August 10, 2006, with Prentice Capital Partners, LP, Prentice Capital Partners QP, LP, Prentice Capital Offshore, Ltd., GPC XLIII, LLC, S.A.C. Capital Associates, LLC, PEC I, LLC, Prentice Special Opportunities Master, L.P. and Prentice Special Opportunities, LP (collectively, the "Prentice Buyers") and Laminar (Laminar, collectively with the Prentice Buyers, the "Buyers"). The following summary of the IRA is qualified in its entirety by reference to the full text of the IRA, which is attached hereto as
Exhibit 10.104. Capitalized terms used but undefined herein shall have the meanings ascribed to them in the IRA.

Board Representation

Pursuant to the IRA, subject to any limitations imposed by applicable stock exchange rules, the Company has agreed to nominate for election at all stockholders meetings called with respect to the election of members of the board of directors of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders or the board of directors with respect to the election of members of the board of directors of the Company (collectively, "Director Votes"), two persons designated by Prentice ("Prentice Directors"), provided, that at any time Prentice may designate two Prentice Directors, at least one of such designees shall be an Independent Director (defined as a director who qualifies as an "Independent Director" for purposes of the governance rules of the New York Stock Exchange, and who would be an "Independent Director" under such rules if each of Prentice and the Prentice Buyers and Laminar were the listed company with respect to which independence is being determined). Notwithstanding the foregoing, if the Prentice Buyers and their affiliates together hold fewer than 2,600,000 shares of Common Stock (adjusted for stock splits, stock dividends, or other distributions or recapitalizations), the number of individuals that may be designated by Prentice will be permanently decreased to one; and if the Prentice Buyers and their affiliates together hold fewer than 1,500,000 shares of Common Stock (adjusted for stock splits, stock dividends, or other




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distributions or recapitalizations), the Company shall not be obligated to nominate or facilitate the election of any Prentice designee the provisions of this sentence are referred to herein as the "Elimination Provisions"). Prentice's right to designate Prentice Directors may not be assigned, other than in its entirety to an affiliate of Prentice or any Prentice Buyer.

Also pursuant to the IRA, subject to limitations imposed by applicable stock exchange rules, the Company has agreed to nominate for election with respect to all Director Votes, two persons designated by Laminar ("Laminar Directors"), provided, that at any time Laminar may designate two Laminar Directors, at least one of such designee shall be an Independent Director. The Elimination Provisions apply to Laminar as well (substituting the word "Laminar" for the words "Prentice" and "the Prentice Buyers"). Laminar's right to designate directors may not be assigned, other than in its entirety to an affiliate.

No later than August 31, 2006, the Company will take all reasonable action within its control to cause its Board of Directors to be comprised of nine directors, including two Prentice Directors and two Laminar Directors.

At any time that Prentice or Laminar have the right to nominate any director under the IRA, the Company shall not change the size of its Board of Directors from nine persons.

Registration Rights

Pursuant to the IRA, the Company has agreed that at any time beginning on June 1, 2007, if requested in writing (a "Registration Request") by any Investor (the Buyers and their permitted transferees and assignees) to effect the registration under the 1933 Act of Registrable Securities, notice thereof shall be given to all other Investors, and the Company will use its reasonable efforts to effect the registration of the Registrable Securities requested to be included in such registration by the requesting Investors and all other Investors who have elected to participate therein, as soon as is practicable after June 1, 2007. The Company has agreed to three such "demand" registrations. Notwithstanding the foregoing, among other specified circumstances, the Company will not be obligated to file or cause to become effective any registration statement relating to a Registration Request: (i) unless Investors holding at least two-thirds of the outstanding Registrable Securities elect to participate in such registration and such registration includes a minimum of one million Registrable Securities, or (ii) if a registration statement on Form S-3 (as described below) is then in effect.

In addition, subject to specified exceptions, if at any time the Company proposes to register securities (whether or not for its own account), notice thereof shall be given to all Investors, and the Company will use its reasonable efforts to effect the registration under the 1933 Act of the Registrable Securities requested to be included in such registration by Investors who have elected to participate therein (an "incidental registration").

If Investors holdings 25% of the then-outstanding Registrable Securities request that the Company effect a registration on Form S-3 (or any successor form) or any similar short-form registration statement with respect to Registrable Securities, notice thereof shall be given to all other Investors and the Company will use its reasonable efforts to effect the registration under the 1933 Act of the
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Registrable Securities requested to be included in such registration by the requesting Investors and all other Investors who have elected to participate therein, as soon as is practicable, provided that the Company shall not be so obligated (i) if Form S-3 is not available to the Company or for such offering,
(ii) if the participants in such registration propose to sell securities at an aggregate price of less than $500,000, or (iii) if the Company has effected such an S-3 registration within the preceding 12-month period.

Underwritten offerings are in all cases subject to specified cutbacks. In addition, no Investor may participate in any Underwritten Offering unless such Investor completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of the underwriting arrangements pertaining to such registration and consistent with the provisions of the IRA.

The Company shall keep each registration statement under the IRA effective at all times until the earlier of (i) 120 days (or, in the case of a shelf registration, until a date as of which the applicable Investors may sell all of the Registrable Securities covered by such registration statement without restriction pursuant to rule 144(k) promulgated under the 1933 Act) or (ii) the date on which the applicable Investors shall have sold all of the Registrable Securities covered by such registration statement. The IRA details specified circumstances pursuant to which a delay in effecting a registration statement is permitted, and when offers or sales of Registrable Securities under an effective registration statement must be suspended.

Except under limited circumstances specified in the IRA, no Investor may have its Registrable Securities included in a registration statement contemplated by the IRA unless it agrees to bear its pro-rata share (based upon the number of Registrable Securities to be sold by each participating Investor) of all registration expenses incident to such registration.

The IRA contains customary indemnification and contribution provisions, including that an Investor's liability for indemnification or contribution is limited to the net proceeds received by such Investor.

Standstill Provisions

Prentice Covenants

For a period of two and one half years after the Closing Date, Prentice, and, to the extent acting on its behalf, its Representatives, will not directly or indirectly, and Prentice will cause any person or entity controlled by Prentice not to,

1. Without the consent of a majority of Independent Directors, in any manner acquire any shares of any class of securities of the Company, except that this clause shall not prohibit:

(A) the acquisition by the Prentice Buyers of up to 2,083,000 shares of Common Stock if, after giving effect thereto, Prentice, the Prentice Buyers and their respective affiliates would not have Beneficial ownership in excess of an aggregate of 31% of the outstanding shares of Common Stock provided, however, that the Prentice Buyers will be permitted to consummate without the consent of

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a majority of Independent Directors, the acquisition of Common Stock
Beneficially owned by (i) Laminar and (ii) two specified existing institutional shareholders of the Company (each, an "Existing Institution"), in each case to the extent that Prentice, the Prentice Buyers and their respective affiliates would not thereafter have Beneficial ownership in excess of an aggregate of 60% of the outstanding shares of Common Stock, and provided, in the case of clause
(ii) above: on the date of the consummation of the acquisition by the Prentice Buyers from the applicable Existing Institution (the "Prentice Consummation Date"), (x) such Existing Institution does not have Beneficial ownership of more than 105% of the number of shares of Common Stock it Beneficially owned on the Closing Date and (y) the applicable Existing Institution enters into an agreement with the Company to refrain from acquiring any additional Common Stock for a period of one year commencing on the Prentice Consummation Date, in form reasonable satisfactory to the Company (the events in this clause (A) shall be referred to herein as "Standstill Exceptions").

(B) the acquisition by the Prentice Buyers of securities of the Company as a result of any stock split, stock dividend, or other distributions or recapitalizations made by the Company to holders of a class or series of such securities generally (a "Distribution Event");

(C) the acquisition by the Prentice Buyers of shares of Common Stock pursuant to a Qualifying Tender Offer; or

(D) the acquisition by the Prentice Buyers of shares of Common Stock from the Company in connection with any primary offering of such Common Stock by the Company, at a cash price per share equal to the price at which such shares were offered for sale to the public; provided, that the maximum number of shares of Common Stock that may be acquired by the Prentice Buyers pursuant to this clause
(D) shall equal (1) the number of shares of Common Stock offered in such primary offering multiplied by (2) the percentage of the outstanding Common Stock Beneficially owned by Prentice, the Prentice Buyers and their respective affiliates immediately prior to such primary offering (a "Specified Offering");

2. Nominate, or otherwise propose candidates for election to the Board of Directors of the Company, or vote or consent as a holder of voting securities of the Company with respect to the election or removal of directors, if the purpose or effect of such action would be to cause Independent Directors not to constitute a majority of the members of the Board of Directors of the Company or otherwise to cause the Company not to be in compliance with the corporate governance rules of the New York Stock Exchange (without regard to any "controlled company" or similar exemption) (the restrictions in this paragraph
2. shall be referred to herein as "Prohibited Actions"); or

3. Subject to specified exceptions, without the prior written consent of Laminar, permit Prentice, any Prentice Buyer or any of their respective affiliates to acquire shares of Common Stock if, after giving effect thereto, Prentice, the Prentice Buyers and their respective affiliates would have Beneficial ownership of Common Stock in excess of an aggregate of 40% of the outstanding shares of Common Stock.

Laminar Covenants


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For a period of two and one half years after the Closing Date, Laminar, and, to the extent acting on its behalf, its Representatives, will not directly or indirectly, and Laminar will cause any person or entity controlled by Laminar not to,

1. Without the consent of a majority of Independent Directors, in any manner acquire shares of any class of securities of the Company, except that this clause shall not prohibit:

(A) any Standstill Exception (substituting the word "Laminar" for the words "Prentice" and "the Prentice Buyers" and substituting the words "the Prentice Buyers" for the word "Laminar" in subclause (i) thereof);

(B) the acquisition by Laminar of securities of the Company as a result of any Distribution Event;

(C) the acquisition by Laminar of shares of Common Stock pursuant to a Qualifying Tender Offer; or

(D) the acquisition by Laminar of shares of Common Stock from the Company in connection with a Specified Offering (substituting the word "Laminar" for the words "Prentice" and "the Prentice Buyers");

     2.  Commit any Prohibited Actions; or

     3. Subject to specified exceptions, without the prior written consent of Prentice, permit Laminar or any of its affiliates to acquire shares of Common Stock if, after giving effect thereto, Laminar and its affiliates would have Beneficial ownership of Common Stock in excess of an aggregate of 40% of the outstanding shares of Common Stock.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Effective upon the consummation of the Purchases, each of Angelica Berrie and Ilan Kaufthal, each of whom serve as trustees of the Foundation, resigned from the Board of Directors of the Company.

SECTION 8 -- OTHER EVENTS

ITEM 8.01  OTHER EVENTS

         On August 11, 2006, the Company issued a press release announcing the Purchases.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


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(c)  EXHIBITS

         The following exhibits are filed with this report:

         Exhibit 10.104 Investors Rights Agreement, dated as of August 10, 2006, among the Company, the Prentice Buyers and Laminar.

         Exhibit 99.1 Press Release, dated August 11, 2006, announcing the Purchases.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2006                RUSS BERRIE AND COMPANY, INC.


                               By:   /s/ Marc. S. Goldfarb
                                     -----------------------------
                                     Marc S. Goldfarb
                                     Senior Vice President, General Counsel and
                                     Corporate Secretary



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                                  Exhibit Index

Exhibit 10.104 Investors Rights Agreement, dated as of August 10, 2006, among the Company, the Prentice Buyers and Laminar.

Exhibit 99.1     Press Release, dated August 11, 2006, announcing the Purchases.